Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Puget Energy, Inc., a Washington corporation, unless and until a Reporting Person shall give written notice to the other Reporting Persons that it wishes to make separate Schedule 13D filings. The undersigned hereby further agree that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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SIGNATURES
IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 13th day of February, 2009.
PUGET EQUICO LLC

By:	/s/ Christopher Leslie
Name:	Christopher Leslie
Title:	Manager

By:	/s/ Mark Wong
Name:	Mark Wong
Title:	Manager

PUGET INTERMEDIATE HOLDINGS INC. (f/k/a PADUA INTERMEDIATE HOLDINGS INC.)

By:	/s/ Christopher Leslie
Name:	Christopher Leslie
Title:	Director

By:	/s/ Mark Wong
Name:	Mark Wong
Title:	Director

PUGET HOLDINGS LLC (f/k/a PADUA HOLDINGS LLC)

By:	/s/ Christopher Leslie
Name:	Christopher Leslie
Title:	Manager

By:	/s/ Mark Wong
Name:	Mark Wong
Title:	Manager

MIP PADUA HOLDINGS, GP

By:	/s/ Christopher Leslie
Name:	Christopher Leslie
Title:	Authorized Person

By:	/s/ Mark Wong
Name:	Mark Wong
Title:	Authorized Person
MIP II WASHINGTON HOLDINGS, L.P.
by its General Partner
MIP II WASHINGTON HOLDINGS GP LLC

By:	/s/ Mark Wong
Name:	Mark Wong
Title:	Treasurer

By:	/s/ Robert Lawsky
Name:	Robert Lawsky
Title:	Secretary

MACQUARIE-FSS INFRASTRUCTURE TRUST

By:	MACQUARIE SPECIALISED ASSET MANAGEMENT LIMITED,
in its capacity as trustee and manager of
MACQUARIE-FSS INFRASTRUCTURE TRUST

By:	/s/ David Luboff
Name:	David Luboff
Title:	Attorney

PADUA MG HOLDINGS LLC

By:	/s/ Alan James
Name:	Alan James
Title:	Manager

By:	/s/ Robinson Kupchak
Name:	Robinson Kupchak
Title:	Manager

CPP INVESTMENT BOARD (USRE II) INC.

By:	/s/ Mark Wiseman

Name:	Mark Wiseman
Title:	Authorized Signatory

By:	/s/ John Breen

Name:	John Breen
Title:	Authorized Signatory

6860141 CANADA INC. as Trustee of PADUA INVESTMENT TRUST

By:	/s/ Lincoln Webb

Name:	Lincoln Webb
Title:	President

PIP2PX (PAD) LTD.

By:	/s/ William McKenzie

Name:	William McKenzie
Title:	Director

PIP2GV (PAD) LTD.

By:	/s/ William McKenzie

Name:	William McKenzie
Title:	Director